Exhibit 1.1
                                                        [CONFORMED COPY]



                             CERTIFICATE OF

                   RESTATED ARTICLES OF INCORPORATION

                                   of

                            HARVEST E-XPRESS

          The undersigned hereby certifies that he is the duly elected and acting President and Secretary of Harvest E-xpress (the "Corporation"), a corporation organized and existing under the laws of the State of Nevada, and that, for the purpose of amending and restating its original Articles of Incorporation, which were filed with the Secretary of State of the State of Nevada on June 23, 1994, pursuant to and by virtue of Chapter 78 of the Nevada Revised Statutes, the following Restated Articles of Incorporation have been duly adopted by the vote of a majority of the outstanding common stock of the Corporation in accordance with the provisions of Chapter 78 of the Nevada Revised Statutes.


                                RESTATED

                        ARTICLES OF INCORPORATION

                                   OF

                            HARVEST E-XPRESS


                                ARTICLE I

          The name of the corporation (which is hereinafter referred to as the "Corporation") is HLS (USA), Inc.


                               ARTICLE II

          The address of the registered office of the Corporation in the State of Nevada is One East First Street, Reno, Nevada 89501. The name of the registered agent of the Corporation is The Corporation Trust Company.


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                               ARTICLE III

          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the provisions of Chapter 78 of the Nevada Revised Statutes.


                               ARTICLE IV

          (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 60,000,000 shares of common stock, par value $0.001 per share ("Common Stock"). Of the 60,000,000 shares of authorized Common Stock, 30,000,000 shares shall be designated "Class A Common Stock" and 30,000,000 shares shall be designated "Class B Common Stock". Each share of common stock of the Corporation outstanding immediately prior to the effectiveness of these Restated Articles of Incorporation shall upon such effectiveness automatically be reclassified as one share of Class A Common Stock.

          (b) Except as provided in these Restated Articles of Incorporation, the holders of Class A Common Stock and Class B Common Stock shall have all the rights afforded holders of common stock under Chapter 78 of the Nevada Revised Statutes, including the right to vote on all matters submitted to a vote of the common stockholders and the right to receive the net assets of the Corporation on dissolution. The Class A Common Stock and the Class B Common Stock shall vote together as a single class; provided, however, that (i) holders of Class A Common Stock shall be entitled to one vote per share on all matters submitted to a vote of the common stockholders, (ii) holders of Class B Common Stock shall not be entitled to vote on the election of directors but shall be entitled to ten votes per share on all other matters submitted to a vote of the common stockholders and (iii) the rights of holders of Class A Common Stock may not be modified except by a majority vote of each class of the Class A Common Stock and the Class B Common Stock. Shares of Class A Common Stock and Class B Common Stock shall receive pro rata any dividends and distributions payable on or in respect of Common Stock; provided, however, that (A) in the event of any dividend to holders of Common Stock payable in Common Stock, holders of Class A Common Stock shall only receive dividends of Class A Common Stock, but holders of Class B Common Stock may receive dividends payable in Common Stock in Class A Common Stock or Class B Common Stock, as designated by the Board of Directors when


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declaring any such dividend, and (B) in the event of any distribution to holders of Common Stock of the shares of a subsidiary of the Corporation, if the common stock of such subsidiary is divided into a class of common stock with one vote on matters submitted to a vote of common stockholders and one class of common stock with multiple votes on matters submitted to a vote of common stockholders, the class of common stock with multiple votes shall be distributed only to holders of the Class B Common Stock (whether or not such class of common stock with multiple votes has substantially the same rights as the Class B Common Stock and whether or not shares of the class of common stock of such subsidiary with only one vote per share are also distributed to holders of Class B Common Stock).

          (c) Stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation except as may be agreed from time to time by the Corporation and any such stockholder.

          (d) The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation's debts and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.


                                ARTICLE V

          The amount of the authorized stock of the Corporation of any class or classes may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.


                               ARTICLE VI

          SECTION 1. Number, Election and Terms of Directors. The members of the governing board of the Corporation shall be styled Directors of the Corporation. The number of the Directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws of the Corporation, and shall initially be two.


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          SECTION 2. Newly Created Directorships and Vacancies. Newly
created directorships resulting from any increase in the number of Directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining Directors then in office, even though less than a quorum of the Board of Directors. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

          SECTION 3. Removal of Directors. Any Director may be removed from office, with or without cause, only by the affirmative vote of the holders of 75% of the voting power of all shares of the Corporation entitled to vote generally in the election of Directors, voting together as a single class.


                               ARTICLE VII

          Any action required or permitted to be taken by the stockholders of the Corporation may be effected by any consent in writing by such holders, signed by holders of not less than that number of shares of Common Stock required to approve such action.


                              ARTICLE VIII

          Subject to any express provision of the laws of the State of Nevada or these Articles of Incorporation, the Board of Directors shall have the power to make, alter, amend and repeal the By-Laws of the Corporation (except so far as By-Laws of the Corporation adopted by the stockholders shall otherwise provide). Any By-Laws made by the Directors under the powers conferred hereby may be altered, amended or repealed by the Directors or by the stockholders.


                               ARTICLE IX

          Election of Directors need not be by ballot unless the By-laws of the Corporation shall so provide.

                                ARTICLE X

          SECTION 1. Elimination of Certain Liability of Directors. A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for the payment of distributions to stockholders in violation of Section 78.300 of the Nevada Revised Statutes, or (iv) for any transaction from which the Director derived an improper personal benefit.

          SECTION 2. Indemnification and Insurance. (a) Action, etc., Other Than by or in the Right of the Corporation. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any Agent (as hereinafter defined) against costs, charges and Expenses (as hereinafter defined), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Agent in connection with such action, suit or proceeding, and any appeal therefrom, if the Agent acted in good faith and in a manner the Agent reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful. The termination of any action, suit or proceeding--whether by judgment, order, settlement conviction, or upon a plea of nolo contendere or its equivalent--shall not, of itself, create a presumption that the Agent did not act in good faith and in a manner which the Agent reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that the Agent had reasonable cause to believe that the Agent's conduct was unlawful.

          (b) Action, etc., by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was an Agent, against costs, charges and Expenses actually and reasonably incurred by the Agent in connection with the defense or settlement of such action or suit and any appeal therefrom if the Agent acted in good faith and in


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a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for gross negligence or wilful misconduct in the performance of the Agent's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and Expenses which such court shall deem proper.

          (c) Determination of Right of Indemnification. Any indemnification under Paragraphs (a) and (b) of this Section (unless ordered by a court) shall be paid by the Corporation unless a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

          (d) Indemnification Against Expenses of Successful Party. Notwithstanding the other provisions of this Section, to the extent that an Agent has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, the settlement of an action without admission of liability, or the defense of any claim, issue or matter therein, or on appeal from any such proceeding, action, claim or matter, such Agent shall be indemnified against all costs, charges and Expenses incurred in connection therewith.

          (e) Advances of Expenses. Except as limited by Paragraph (f) of this Section, costs, charges, and Expenses incurred by an Agent in any action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter if the Agent shall undertake to repay such amount in the event that it is ultimately determined as provided herein that such person is not entitled to indemnification.


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Notwithstanding the foregoing, no advance shall be made by the
Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested Directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board of Directors or counsel at the time such determination is made, the Agent acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Board of Directors or independent legal counsel reasonably determines that the Agent deliberately breached such persons's duty to the Corporation or its stockholders.

          (f) Right of Agent to Indemnification upon Application; Procedure upon Application. Any indemnification under Paragraphs (a),
(b) and (d) or advance under Paragraph (e) of this Section, shall be made promptly, and in any event within 60 days, upon the written request of the Agent, unless with respect to applications under Paragraphs (a),
(b) or (e), a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested Directors that such Agent acted in a manner set forth in such Paragraphs as to justify the Corporation's not indemnifying or making an advance to the Agent. In the event no quorum of disinterested Directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Agent acted in the manner set forth in such Paragraphs as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Section shall be enforceable by the Agent in any court of competent jurisdiction if the Board of Directors or independent legal counsel denies the claim in whole or in part or if no disposition of such claim is made within 60 days. The Agent's costs, charges and Expenses incurred in connection with successfully establishing such person's right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

          (g) Other Rights and Remedies. The indemnification provided by this Section shall not be deemed exclusive of, and shall not affect, any other rights to


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which an Agent seeking indemnification may be entitled under any law,
By-law, or charter provision, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Section shall be deemed to be a contract between the Corporation and the Agent who serves in such capacity at any time while these Articles and other relevant provisions of the general corporation law and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

          (h) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was an Agent against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of such persons's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

          (i) Other Enterprises, Fines, and Serving at Corporation's Request. For purposes of this Section, references to "other enterprise" in Paragraph (a) shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service by Agent as Director, officer, employee, agent or fiduciary of the Corporation which imposes duties on, or involves services by, such Agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section.

          (j) Savings Clause. If this Section or any portion thereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall


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nevertheless indemnify each Agent as to costs, charges and Expenses, judgments, fines and amounts paid in settlement with respect to any action, suit, proceeding or investigation, and any appeal therefrom, whether civil, criminal or administrative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Section that shall not have been invalidated, and to the fullest extent permitted by applicable law.

          (k) Definitions. For the purposes of this Article:

          (1) "Agent" means any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding or investigation, whether civil, criminal or administrative, and whether external or internal to the Corporation (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he or she is or was or has agreed to be a Director, officer, employee, agent or fiduciary of the Corporation, or that, being or having been such a Director, officer, employee, agent or fiduciary, he or she is or was serving at the request of the Corporation as a Director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise.

          (2) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, or being or preparing to be a witness in a proceeding.


                               ARTICLE XI

          The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the


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manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, Directors or any other persons whomsoever by and pursuant to these Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article.


                               ARTICLE XII

          The name and address of each member of the Board of Directors of the Corporation is:


Name                            Address
Ken Edwards                     4484 Taylor Avenue
                                Ogden, Utah 84403
Peter C.R. Huang                145 West 44th Street
                                Sixth Floor
                                New York, New York 10036


                              ARTICLE XIII

          The Corporation shall exist in perpetuity, from and after the date of filing of its original Articles of Incorporation with the Secretary of State of the State of Nevada unless dissolved according to law.


                               ARTICLE XIV

          The provisions of Sections 78.378 to 78.379 of the Nevada Revised Statutes shall be inapplicable to the Corporation.


          IN WITNESS WHEREOF, this certificate has been executed by Ken Edwards, President and Secretary of Harvest E-xpress, on this 22nd day of April, 1997.


                                    /s/ Ken Edwards
                                   ---------------------------
                                   Ken Edwards
                                   President and Secretary

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STATE OF UTAH        )
                     ) ss,
COUNTY OF SALT LAKE )

          On the 22nd day of April, 1997, personally appeared before me Ken Edwards who, being by me first duly sworn, declared that he is the person who signed the foregoing document as President and Secretary of Harvest E- xpress and that the statements therein contained are true.


          IN WITNESS THEREOF, I have hereunto set my hand and seal this 22nd day of April, 1997.


                                 /s/ Nancy Christoffersen
                               ----------------------------
                               NOTARY PUBLIC

                               Residing at Odgen Utah


My commission expires: Sept. 16, 1997